UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2014
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K updates Items 6, 7, 7A, 8 and 15(c) of the Annual Report on Form 10-KT of Forest City Enterprises, Inc. (the “Company”) for the transition period ended December 31, 2013 to reflect the impact of the retrospective adjustment of the results of operations of properties disposed of during the period January 1, 2014 through September 30, 2014 in accordance with the accounting guidance for reporting discontinued operations and disclosures of disposals of components of an entity.

Accordingly, the Company has retrospectively adjusted its consolidated financial statements for the 11 months ended December 31, 2013, and the years ended January 31, 2013 and 2012 to reflect the three properties that qualified as discontinued operations disposed of during the nine months ended September 30, 2014 not classified as held for sale at December 31, 2013.

In accordance with the accounting guidance for reporting discontinued operations, the Company has reported the revenues, expenses and gains on disposition from these properties as income from discontinued operations for each period presented in its quarterly reports filed since they were disposed of or classified as held for sale (including the comparable period of the prior year). The same retrospective adjustment of discontinued operations is required for previously issued annual financial statements on Form 10-KT, if those financial statements are incorporated by reference in subsequent filings with the Securities and Exchange Commission (“SEC”) made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. These adjustments have no effect on the Company’s previously reported net earnings.

In April 2014, the Financial Accounting Standards Board issued an amendment to the accounting guidance for reporting discontinued operations and disclosures of disposals of components of an entity. This guidance changes the requirements for reporting discontinued operations and the criteria for determining which disposals can be presented as discontinued operations. This guidance is effective for annual reporting periods beginning on or after December 15, 2014 and interim reporting periods within that annual period. Early adoption is permitted. This guidance was early adopted effective April 1, 2014, except for the property classified as held for sale as of March 31, 2014 and subsequently disposed of during the three months ended June 30, 2014. Single operating properties disposed of subsequent to adoption of this new accounting guidance have not met the criteria to be reported as income from discontinued operations.

Set forth in Exhibit 99.1 attached hereto are updated consolidated financial statements and selected financial information with respect to the operations of the Company as well as the Management's Discussion and Analysis of Financial Condition and Results of Operations for the periods presented.

The information in this Form 8-K does not reflect events or disclosures occurring after the filing of the Company’s Form 10-KT for the 11 months ended December 31, 2013 and does not modify or update the disclosures therein, except to the extent expressly provided above. For a discussion of events and developments subsequent to the filing of the 10-KT, please refer to the Company’s filings with the SEC since that date.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number		Description
23.1	—	Consent of PricewaterhouseCoopers LLP
99.1	—
Updated Item 6. Selected Financial Data; Updated Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Updated Item 8. Financial Statements and Supplementary Data and Updated Item 15(c) Financial Statement Schedules

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	December 9, 2014	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer